INVESTOR PRESENTATION NYSE: GNTY 2ND QUARTER 2024

SAFE HARBOR STATEMENT ABOUT GUARANTY BANCSHARES, INC. Guaranty Bancshares, Inc. is the parent company for Guaranty Bank & Trust, N.A. Guaranty Bank & Trust has 33 banking locations across 26 Texas communities located within the East Texas, Dallas/Fort Worth, Houston and Central Texas regions of the state. As of June 30, 2024, Guaranty Bancshares, Inc. had total assets of $3.1 billion, total loans of $2.2 billion and total deposits of $2.6 billion. Visit www.gnty.com for more information. NON-GAAP FINANCIAL MEASURES Guaranty reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing its business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Guaranty’s reported results prepared in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure.

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, and other risks and uncertainties listed from time to time in our reports and documents filed with the Securities and Exchange Commission. We can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and we do not intend, and assume no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

QUARTERLY HIGHLIGHTS Ty Abston CEO and Chairman of the Board Shalene Jacobson EVP and Chief Financial Officer

Q2 2024 – FINANCIAL RESULTS EARNINGS, ROAA AND NIM BALANCE SHEET NONINTEREST INCOME AND EXPENSE Total assets were $3.08 billion at Jun 30, 2024, compared to $3.18 billion at Dec 31, 2023 Total gross loans were $2.21 billion at Jun 30, 2024, compared to $2.32 billion at Dec 31, 2023 Gross loans decreased $50.3 million (2.2%) in 2Q24 Purchased $18.6 million in AFS securities in 2Q24 at a weighted average yield to maturity of 5.3% Total deposits were $2.63 billion at both Jun 30, 2024 and Dec 31, 2023 Reduced FHLB borrowings by $30.0 million in 2Q24 and $95.0 million since Dec 31, 2023 Total equity was $308.6 million at Jun 30, 2024 compared to $303.8 million at Dec 31, 2023 Paid cash dividend of $0.24/share in 2Q24 and 1Q24, compared to $0.23 in each quarter in 2023 Noninterest income decreased by $659,000, or 12.5%, from $5.3 million in 1Q24. The decrease resulted primarily from a $900,000 ORE valuation allowance during 2Q24 Noninterest expense decreased $90,000, or 0.4%, from 1Q24, due primarily to decreases in employee compensation and related expenses, which were offset by increases in occupancy expense, debit card expenses and other noninterest expense Efficiency ratio of 72.34% for 2Q24, compared to 71.74% for 1Q24 and 62.84% for 2Q23 Net earnings of $7.4 million, compared to $ 6.7 million in 1Q24 and $9.6 million in 2Q23 Net earnings per basic share of $0.65, compared to $0.58 in 1Q24 and $0.82 in 2Q23 ROAA of 0.95% and ROAE of 9.91%, compared to 0.85% and 8.93%, respectively, in 1Q24 Net interest margin (FTE) was 3.26%, compared to 3.16% in 1Q24 and 3.19% in 2Q23 Loan yield was 6.29%, compared to 6.21% in 1Q24 and 5.70% in 2Q23 Cost of total deposits was 2.28%, compared to 2.23 % in 1Q24 and 1.53% in 2Q23** **Non-GAAP financial metrics. Calculations of these metrics and reconciliations to GAAP are included in the Reconciliation of Non-GAAP Financial Measures pages at the end of this presentation.

ACL Reverse provision for credit losses of $1.2 million in 2Q24; $1.45 million in the first half of 2024 Reduction in gross loan balances and stable credit trends Minimal qualitative factor adjustments in 2Q24 Allowance for credit losses (ACL) coverage is 1.32% at Jun 30, 2024 and 1.33% at Dec 31, 2023 LOAN PORTFOLIO & CREDIT QUALITY Gross loans decreased $50.3 million, or 2.2%, in 1Q24, and $107.6 million in the first half of 2024 Weighted average yield on new loan originations in 2Q24 was 8.26%, compared to 8.39% in 1Q24 Nonperforming assets to total assets were 0.71% as of Jun 30, 2024 and 0.68% as of Mar 31, 2024. The increase is due primarily to the addition of $1.2 million in other real estate owned for a single family residential property in the Fort Worth area during 2Q24 Net charge-offs were $78,000 in 2Q24, compared to $110,000 in 1Q24 and $194,000 in 2Q23 Net charge-offs to average loans were 0.01% in 2Q24, compared to 0.02% in 1Q24 and 0.03% in 2Q23 Loan portfolio quality remains strong and we expect credit metrics to continue to benefit from good economic conditions in Texas CRE and real estate C&D represent 40.6% and 10.4% of our total loan portfolio, respectively. Office-related loans represent 5.5% of the total loan portfolio and have an average balance of $551,000 Nonaccrual loans were $6.2 million, or 0.28% and 0.27% of total loans, as of Jun 30, 2024 and Mar 31, 2024, respectively Substandard loans at Jun 30, 2024 were $23.5 million, up from $17.5 million at Mar 31, 2024. The increase is primarily due to two large loan relationships ($3.5 million construction and $4.4 million owner occupied CRE) that were downgraded to substandard during 2Q24. There were 131 substandard loans with an average balance of $179,000 at Jun 30, 2024 Q2 2024 – CREDIT & ACL INFO

DEPOSITS Granular deposits: 89,370 total deposit accounts with an average balance of $29,385 Uninsured deposits, excluding public funds and GNTY-owned accounts, are 25.70% of total deposits Total deposits decreased by $1.7 million during 2Q24. DDA balances decreased $11.1 million, savings and MMDA balances decreased $21.9 million while time deposits increased $31.3 million Loan-to-deposit ratio of 84.3% as of Jun 30, 2024, 86.2% as of Mar 31, 2024 and 89.7% as of Jun 30, 2023 Noninterest-bearing deposits represent 31.2% of total deposits as of Jun 30, 2024, down from 32.4% as of Dec 31, 2023 and 35.2% as of Jun 30, 2023 Q2 2024 – Deposits, Liquidity & Capital LIQUIDITY & INVESTMENTS Liquidity ratio* was 13.6% at Jun 30, 2024 FHLB advances have decreased $150.0 million since 2Q23 Total available contingent liquidity from all sources is $1.3 billion at Jun 30, 2024 Total net unrealized loss on investment securities is $50.8 million, comprised of $19.1 million AFS and $31.7 million HTM. Net of tax, total unrealized loss is $40.1 million, which is 13.0% of total equity before losses** Capital ratios remain strong. Total equity to average assets as of Jun 30, 2024 is 9.9% If we had to recognize our entire unrealized losses on both AFS and HTM securities, the ratio would be 9.1%** During 2Q24, we repurchased 138,427 shares Company stock at an average price of $29.56 per share. During 1Q24, we repurchased 11,651 shares at an average price of $28.76 per share CAPITAL *Calculated as cash and cash equivalents and unpledged securities divided by total liabilities. **Non-GAAP financial metrics. Calculations of these metrics and reconciliations to GAAP are included in the Reconciliation of Non-GAAP Financial Measures pages at the end of this presentation.

Q & A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Net Unrealized Loss on Securities, Tax Effected, as a Percentage of Total Equity (dollars in thousands) June 30, 2024 Total equity(1) $ 308,570 Less: net unrealized loss on HTM securities, tax effected (25,019) Total equity, including net unrealized loss on AFS and HTM securities $ 283,551 Net unrealized loss on AFS securities, tax effected 15,110 Net unrealized loss on HTM securities, tax effected 25,019 Net unrealized loss on AFS and HTM securities, tax effected $ 40,129 Net unrealized loss on securities as % of total equity(1) 13.0% Total equity before impact of unrealized losses $ 323,680 Net unrealized loss on securities as % of total equity before impact of unrealized losses 12.4% Total average assets $ 3,131,584 Total equity to average assets 9.9% Total equity, adjusted for tax effected net unrealized loss, to average assets 9.1% (1) Includes the net unrealized loss on AFS securities, tax effected, of $15.1 million.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Cost of Total Deposits Quarter Ended (dollars in thousands) June 30, 2024 March 31, 2024 June 30, 2023 Total average interest-bearing deposits $ 1,795,958 $ 1,789,119 $ 1,653,237 Adjustments: Noninterest-bearing deposits 818,290 823,638 948,083 Total average deposits $ 2,614,248 $ 2,612,757 $ 2,601,320 Total deposit-related interest expense $ 14,824 $ 14,459 $ 9,946 Average cost of interest-bearing deposits 3.32% 3.25% 2.41% Average cost of total deposits 2.28 2.23 1.53